Exhibit 99.2

 Corporate PresentationSeptember 2019Frank Bedu-Addo Ph.D.President & CEO

 Forward-Looking Statements  2  This presentation contains forward-looking statements about PDS Biotechnology Corporation (“PDSB”), and its businesses, business prospects, strategies and plans, including but not limited to statements regarding anticipated preclinical and clinical drug development activities and timelines and market opportunities. All statements other than statements of historical facts included in this presentation are forward-looking statements. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those anticipated.Factors that may cause actual results to differ materially from such forward-looking statements include those identified under the caption “Risk Factors” in the documents filed with the Securities and Exchange Commission from time to time, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except to the extent required by applicable law or regulation, PDS undertakes no obligation to update the forward-looking statements included in this presentation to reflect subsequent events or circumstances.

Investment Highlights

PDS Biotechnology

- Clinical stage biotechnology company developing pipeline of novel cancer immunotherapies based on proprietary Versamune® platform

Versamune® Platform

- Versatile T-cell-activating platform developed to treat early- & late-stage cancers
- Early clinical data and preclinical studies suggest potential for best-in-class combination of potency and safety
- Strong induction of CD8+ and CD4+ T-cells demonstrated in Phase 1 study

Product Pipeline

- Lead program PDS0101 targeting multiple indications in >$6 billion HPV cancer market e.g. head and neck cancer, anal, cervical, CIN2/3*
- PDS0101 clinical studies projected to initiate in 1Q 2020
  - Phase 2 combination therapy with KEYTRUDA® in head and neck cancer
  - Phase 2 combination study with 2 clinically tested immunotherapeutic agents
- Pipeline includes melanoma, prostate, breast, colon, lung cancers

PDS Biotechnology
Next Generation Immunotherapies

* Cervical cancer treatment market size, Share & Trends Analysis Report, Dec. 2018, Grand View Research
* Head and neck cancer market size, March 2018, Grand View Research

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Current State of Immuno-Oncology (I-O)

The Promise of I-O

- Durability of anti-tumor responses in some patients
- Disease control for many years, resulting in improvements in duration of overall survival

The Frustration of I-O

- Only minority of patients respond (15-25% on average)
- Additive toxicities of different I-O agents in combination, without significant corresponding clinical benefit
- **Critical unmet ability to activate the necessary immunological events/pathways to induce robust *in-vivo* T-cell response**
  - **Train right phenotype of CD8+ killer T-cells**
  - **Activate signaling mechanisms that activate CD8+ T-cells**
  - **Overcome tumors' ability to evade attack by T-cells**

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Next Generation Immunotherapies
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 Multi-Functional Versamune® Platform Overcomes Key I-O Limitations  5  Engineered to promote in-vivo induction of tumor-recognizing and attacking killer (CD8+) T-cells*  Trains killer T-cells to recognize & attack cancer  Activates powerful T-cells to attack cancer cells  Makes tumors more susceptible to T-cell attack  Positively charged nano-particles engineered to access critical MHC Class I pathway  Activates stimulation of type I interferon (IFN) genes within lymph nodes  Significantly increases ratio of killer T-cells to immune-suppressive regulatory T-cells  Induces memory immune response  Body generates tumor-attacking T-cells for extended period after treatment  Potent poly-functional T-cells  De-camouflaged tumor  Robust / lasting effect  1  2  3  4  *Mechanism of Action: Journal of Immunology, Vol. 202, Issue 1215 June 2019

 6           500  1,000  1,500  2,000  PDS0101* GM-CSF/E7* DNA-Vaccine# Live Vector Vaccine##  # of HPV-Recognizing T-CellsIFN-γ Spot Forming Cells/1X106 Spleen cells   Versamune® Mechanisms of Action: Promote Superior Quantity & Quality of HPV-Specific Tumor-Attacking Killer T-Cells In-Vivo  Versamune® induces superior levels of CD8+ T-Cells versus competing approaches (analysis by interferon gamma ELISPOT)  **P<0.05  *J. Immunology, 2019 (202), 1215Studies in TC-1 tumor model with other immunotherapies reported in: #Vaccine 2009, January 14, 27 (3): 431;##Journal for Immunotherapy of Cancer, 2013 (1) 15   Superior/polyfunctionalT-cells

 PDS0101: Multi-Functional Mechanism Promotes Superior Ability to Eliminate HPV-Positive TC-1 Tumors & Generates Sustained T-Cell Response  7  In vivo induction of superior quantity & quality of tumor-specific CD4+ and CD8+ T-cells result in complete regression & effective T-cell memory after a single dose*    *J. Immunology, 2019 (202), 1215Studies in TC-1 tumor model with other immunotherapies reported in: Vaccine 2009, January 14, 27 (3): 431; Science Translational Medicine 2016, 13 April, Vol 8 Issue 334; Vaccine 2009, August 3, 27 (33): 5706  Single treatment dose                50  55  60  80    Inject TC-1 Tumor Cells

 Unique Formulations Present Advantages in Potency, Manufacturing, and Administration  8    Versamune®  Proprietary AntigenDesign                  Potential best-in-class simplicity, ease of administration and cost of goods

PDS0101 Mechanism Leads to Potent *in-vivo* Killer T-cell Response in Humans: Phase 1 Dose Escalating Study Showed Potent CD8+ T-Cell Induction

>20-Fold Increase in HPV-Specific CD8+ T-Cell Responses Vs. Pre-Treatment Levels at Recommended Clinical Doses



R-DOTAP Dosage
10mg
Granzyme-b: Killer T-Cells (CD8+)
18x
IFN-γ: Total T-Cells
26x
3mg
21x
24x
1mg
3x
14x
0
5
10
15
20
25
Order of Magnitude Inc. Over Baseline

Clinical Study Design

- 12 patient open-label study (3 cohorts, each 3-6 subjects)
- Cervical Intraepithelial Neo-plasia (CIN) & high-risk HPV
- Evaluated safety, tolerability & pharmacodynamics

- Strong & Measurable *In-Vivo* Induction of HPV-Specific Killer T-cells by ELISPOT 14 Days Post Treatment
- Defined Dose for Phase 2 and Registration Studies

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Next Generation Immunotherapies
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PDS0101 Phase 1 Follow-up Data Supports Observed Strong Killer T-Cell Induction: Demonstrated Clearance of CIN Lesions in 60% of Evaluable Patients

- PDS0101 was immunologically active at all three doses resulting in 5 to 73-fold increase in circulating HPV disease-attacking T-cells in 10/12 subjects
- Clearance of the CIN (lesion regression) was observed in 60% of evaluable patients across the three tested doses
- Regression of the lesions was seen as early as 1-3 months after treatment in some patients, suggests potential correlation of immunologic and clinical responses with the administration of PDS0101

Dose Cohort	Evaluable Patients*	Clearance of Lesions 12 Months Post Treatment**	
	N =	N =	% of Evaluable
1mg	3 of 3	2	67%
3mg	2 of 3	1	50%
10mg	5 of 6	3	60%
Total	10	6	60%

*Two of twelve patients were not evaluable: one patient, who demonstrated a strong immune response, was lost to follow up and another received LEEP excision therapy (standard of care)

**Two of ten evaluable patients who had clearance of CIN by cytology were not considered as clinical responders: one patient regressed from CIN to atypical squamous cells of undetermined significance (ASCUS) with detectable virus, and the other showed consistent disease elimination by cytology, but showed residual disease by colposcopy

PDS Biotechnology
Next Generation Immunotherapies
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PDS0101 + KEYTRUDA® Clinical Study in HPV-Associated Head and Neck Cancer

First Line Treatment of HPV16 Positive Recurrent/Metastatic Head and Neck Cancer

(Study Initiation in 1Q 2020)

Open Label, Single Arm, Non-Randomized Study	TOTAL
Study Sample Size	N = 96
Anticipated # of Study Sites	~20

Primary Efficacy Endpoint

- Objective Response Rate (ORR) at 9 months following the initial dose of combination treatment.

Note

- Merck received FDA approval for KEYTRUDA® (checkpoint inhibitor) alone or with chemotherapy on 06/10/2019 in the first line treatment of recurrent/metastatic HNC with tumor PD-L1 expression

PDS Biotechnology
Next Generation Immunotherapies
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PDS0101 Clinical Combination Study in Advanced HPV-Associated Cancers

Treatment of Advanced HPV-Associated Cancers (PDS-NCI Collaboration)

(Study Initiation in 1Q 2020)

Open Label, Single Arm, Non-Randomized Study	TOTAL
Study Sample Size	N = 30
Anticipated # of Study Sites	1 (NCI Bethesda, MD)

Combination with two novel & clinically tested (large pharma owned) immunotherapies

Primary Efficacy Endpoint

- Percentage of subjects that achieve an objective confirmed complete or partial response using RECIST 1.1.

Regulatory Strategy

- Phase 2 trial in HPV-positive all-comers.

PDS Biotechnology
Next Generation Immunotherapies
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Developing Broad Product Pipeline with Leaders in I-O

Product	Indication	Partner	Combination	Status
PDS0101 (HPV-Cancer)	Head & neck cancer First line treatment Recurrent/metastatic	MERCK	KEYTRUDA®	Initiate Phase 2 1Q 2020*
	Advanced HPV cancers	NIH NATIONAL CANCER INSTITUTE	Novel Immunotherapies	Initiate Phase 2 1Q 2020*
	Cervical cancer Stage IIb-IVa		Chemo-radiotherapy	Phase 2 ready
PDS0102 (TARP)	Prostate and breast cancers	NIH NATIONAL CANCER INSTITUTE	Immunotherapy	Preclinical studies ongoing
PDS0103 (MUC-1)	Ovarian, colorectal, lung, breast cancers		Immunotherapy	Preclinical studies ongoing
PDS0104 (Melanoma)	Melanoma		Immunotherapy	Preclinical studies ongoing

* These clinical studies are expected to be initiated with current funding

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Next Generation Immunotherapies
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 PDS0104: Powerful In-Vivo Killer T-Cell Induction Results in Unique Ability to Regress B16 Melanoma Lung Metastasis Tumors (Preclinical)  14  In vivo induction of superior quantity and quality of tumor-specific CD4+ and CD8+ T-cells results in regression of metastatic tumors in lungs after a single dose    14 days after treatment

 Intellectual Property (Versamune® -Related Products)  15  Versamune® and associated patents 100% owned by PDSFive issued US patents valid from 2025 – 2034Five issued international patent families (including Europe & Japan)10 total patent families – provides possible protection of products through 2038Patents cover compositions/formulations and methods of use  IP strategy intended to provide multiple layers of technology & product protection

   16  3Q 2019: Release available patient outcome data from Phase 1 clinical study1Q 2020: Initiation of PDS-Merck Phase 2 combination study in head and neck cancer 1Q 2020: Initiation of PDS-NCI Phase 2 combination study in advanced HPV-cancers 2Q 2020: Publication of PDS0101 Phase 1 clinical study results in peer reviewed journal2Q 2020: Complete formulation of lead preclinical product  Projected Near-Term Milestones / Catalysts  

 Financial Information  17  1 June 30, 2019 2 September 30, 2019   Nasdaq:  PDSB  Shares Outstanding1  5.2M  Cash1  $21.7M  Share Price2  $3.33  Market Cap2  $17.3M  Debt1   ---

 Wrap-Up  18  Powerful and safe T-cell-activating immunotherapy platform  Versatility: Potential to transform treatment of early- & late-stage cancers  Validation: Superior preclinical and clinical data Clinical partnerships with both Big Pharma and NCI  Upcoming Phase 2 clinical studies  1    2    3    4

Management Team

Frank Bedu-Addo, PhD
Chief Executive Officer

- Strategy & managed execution at both large pharma & biotechs
- Notable drug development:

  Abelcet® (Liposome Company/ Elan)

  PEG-Intron® (Schering-Plough/ Merck)

Andrew Saik
Chief Financial Officer

- >20 years of experience in pharma & drug development
- In-depth experience with M&A transactions, capital markets, and investor relations

Lauren V. Wood, MD
Chief Medical Officer

- >30 years of translational clinical research experience
- Former Clinical Director of the Vaccine Branch within the Center for Cancer Research, National Cancer Institute

Gregory Conn, PhD
Chief Science Officer

- Co-founder
- >35 years of drug development experience
- In-depth experience with biotech drug discovery, product development and manufacturing

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Next Generation Immunotherapies
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Corporate PresentationOctober 2019Frank Bedu-Addo Ph.D.President & CEO